------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 27, 2003


                    INDYMAC MBS, INC. (as depositor under
                    the Pooling and Servicing Agreement,
                    dated as of February 1, 2003,
                    providing for the issuance of the
                    INDYMAC MBS, INC., Mortgage
                    Pass-Through Certificates, Series
                    2003-B).

                               INDYMAC MBS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                      333-102888              95-4791925
----------------------------          -----------          -------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
    of Incorporation)                 File Number)         Identification No.)


   155 North Lake Avenue
    Pasadena, California                                          91101
   ----------------------                                      ----------
   (Address of Principal                                       (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------

------------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------

         On February 27, 2003, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-B (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----     ------------------------------------------------------------------

    Not applicable.

    Not applicable.

    Exhibits:

         99.1. Pooling and Servicing Agreement, dated as of February 1, 2003, by and among the Company, IndyMac and the Trustee.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INDYMAC MBS, INC.



                                        By:  /s/ Victor H. Woodworth
                                            ----------------------------
                                              Victor H. Woodworth
                                              Vice President



Dated:  April 21, 2003

                                 Exhibit Index
                                 -------------



Exhibit                                                                 Page
-------                                                                 ----

    99.1.    Pooling and Servicing Agreement, dated as of February 1,
             2003, by and among the Company, IndyMac and the Trustee      5